SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                            _____________________

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 1997

                           Presidio Capital Corp.
            (Exact Name of Registrant as Specified in Charter)

    British Virgin Islands             0-25780                  N/A
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


c/o Hemisphere Management (Cayman) Limited
Zephyr House, Mary Street, Grand Cayman
Cayman Islands, British West Indies                             N/A
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (441) 295-9166

    Former Name or Former Address, if Changed Since Last Report)



Item 5  Other Events.

     The Administrative Services Agreement (the "Agreement") dated as of November 3, 1994 between Presidio Capital Corp. (Presidio) and Concurrency Management Corp. (Concurrency) expires on November 3, 1997. Pursuant to the Agreement, Wexford Management LLC (Wexford) (the assignee of and successor to Concurrency) provides all administrative and management services for Presidio, which has no officers other than employees of Wexford, and no employees. To date such agreement has not been extended. On September 26, 1996, Wexford delivered the letter attached as Exhibit 1 hereto (which is incorporated by reference) to the board of directors of Presidio.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         C.  Exhibits

             99.1 Letter dated as of September 25, 1997 from Joseph Jacobs to Edward Scheetz, David Hamamoto and David King as directors of Presidio Capital Corp.



                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRESIDIO CAPITAL CORP.


Dated:  October 3, 1997
                                      By:  /s/ Robert Holtz
                                           Robert Holtz
                                           Vice President and Secretary



								Exhibit 99.1
								-------------

                               Wexford Management LLC
                               411 West Putnam Avenue
                               Greenwich, Connecticut  06830


September 25, 1997



The Board of Directors
            Edward Scheetz
            David Hamamoto
            David King
c/o Northstar Capital Partners
299 Park Avenue
New York, New York  10174

Re:   Presidio Capital Corp. ("Presidio")

Dear Directors:

During our negotiations involving the sale of IR Partners' Class B stock to Northstar we discussed our willingness continue in our role as the manager of Presidio and its subsidiaries. We again raised the issue of management during our meeting with you at our offices on September 10th, and reiterated our willingness to continue in our management role. During each such discussion Ed indicated that he was not yet prepared to discuss this issue with us, but would do so in the near future. As you know that discussion has not yet occurred.

Presidio is a very complex entity requiring a significant management effort, and given the absence of discussions with us, we assume that you have made alternative arrangements for management following the expiration of our management agreement on November 3, 1997. Accordingly, we anticipate downsizing our organization following the expiration of our management agreement and are in the process of making arrangements in connection therewith.

While we are disappointed that we will not have the opportunity to see through the conclusion of the successful liquidation of Presidio, please be assured that through the remaining term of our agreement we will remain focused on continuing to carry out our management duties in a professional manner and on assisting in an orderly transition to new management. With regard to such transition it is important that the new manager be brought up speed as soon as possible.

Please advise if there is anything in particular you would like us to do beyond what is provided for under our management agreement.



Yours truly,



Joseph Jacobs
President

cc:   Andre Weiss, Esq.
      Schulte Roth & Zabel